                                                                  Exhibit 10.26



NEITHER THIS WARRANT, NOR THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION (THE "LAW"), AND THIS WARRANT HAS BEEN, AND THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF WILL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SUCH SALE OR OTHER DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER THE LAW RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY (AS THAT TERM IS DEFINED BELOW) AND ITS COUNSEL, THAT SAID REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND LAW, RESPECTIVELY.

                                 AGENCY.COM LTD.
April 28, 1999                                                  1,535,624 Shares
                                                                 of Common Stock
                            Warrant for Common Stock

          This certifies that Communicade, Inc. whose address is 437 Madison Avenue, New York, NY 10022 (the "HOLDER") is entitled to subscribe for and purchase, subject to Section 1.4 below, during the period commencing on April 28, 1999, and ending at 5:00 P.M., New York local time, on March 31, 2019, One Million Five Hundred Thirty Five Thousand Six Hundred Twenty Four (1,535,624) shares of fully paid and nonassessable Common Stock, $.001 par value per share ("COMMON STOCK"), of Agency.Com Ltd., a New York corporation (the "COMPANY"). The purchase price of each such share shall be the amount set forth in Section
1.3 herein (the "WARRANT PRICE"). This Warrant shall not be assignable, and shall only be exercisable, by the Holder.

1.   EXERCISE; PAYMENT

     1.1. PAYMENT. The purchase rights under this Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company located at 665 Broadway, New York, NY 10012, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Warrant Price of the shares being purchased.

     1.2. STOCK CERTIFICATES. In the event of any exercise of the rights to acquire Common Stock granted under this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to Holder within such time.

     1.3. WARRANT PRICE. The purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be $0.01 per share, subject to adjustment as provided in Section 3 herein (the "WARRANT PRICE").

     1.4. RESTRICTIONS ON EXERCISE. Notwithstanding anything to the contrary set forth in this Warrant, exercise of this Warrant shall be restricted as follows:

          1.4.1. If the Holder and Omnicom Group Inc. beneficially own in the aggregate less than 50% of the outstanding shares of Common Stock of the Company at the time of exercise, the Holder shall be entitled to exercise this Warrant only to the extent that the number of shares of Common Stock beneficially owned in the aggregate by the Holder and Omnicom Group Inc. after such exercise does not exceed 50% of such outstanding shares.

          1.4.2. If the Holder and Omnicom Group Inc. beneficially own in the aggregate 50% or more of the outstanding shares of Common Stock of the Company at the time of exercise, this Warrant shall be exercisable in full.

2.   STOCK FULLY PAID; RESERVATION OF SHARES

          The Company covenants and agrees that all securities which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof (excluding taxes based on the income of Holder). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock or other securities as would be required upon the full exercise of the rights represented by this Warrant.

3.   ADJUSTMENT

          The kind of securities purchasable upon the exercise of this Warrant, the number of shares under this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

     3.1. RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of: (i) any reclassification or change of outstanding securities issuable upon exercise of this Warrant; (ii) any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification, change or exchange of outstanding securities issuable upon exercise of this Warrant); or (iii) any sale or transfer to another corporation of all, or substantially all, of the property of the Company, then, and in each such event, the Company or such successor or purchasing corporation, as the case may be, shall execute a new Warrant which will provide that Holder shall have the right to exercise such new Warrant and purchase upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind of securities, money and property receivable upon such reclassification, change, consolidation, merger, sale or transfer by a holder of Common Stock issuable upon exercise of this Warrant had this Warrant been considered exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 3 and the provisions of this Section 3 and the provisions of this Section 3.1 shall similarly apply to successive reclassifications, changes, consolidations, mergers. sales and transfers.

     3.2. SUBDIVISIONS OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexercised, in whole or in part, (i) shall divide its Common

Stock, the Warrant Price shall be proportionately reduced and the number of shares under this Warrant shall be proportionately increased; or (ii) shall combine shares of its Common Stock, the Warrant Price shall be proportionately increased and the number of shares under this Warrant shall be proportionately reduced.

     3.3. STOCK DIVIDENDS. If the Company, at any time while this Warrant is outstanding and unexpired, shall pay a dividend payable in, or make any other distribution to shareholders of, its capital stock (except any distribution described in Sections 3.1 and 3.2 hereof), then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such additional stock of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
Section 3.

     3.4. TIME OF ADJUSTMENTS. All adjustments, unless otherwise specified herein, shall be effective as of the earlier of:

          3.4.1. the date of issuance of the security causing the adjustment;

          3.4.2. the effective date of a division or combination of shares;

          3.4.3. the record date of any action of holders of the Company's capital stock of any class taken for the purpose of dividing or combining shares or entitling shareholders to receive a distribution or dividends payable in the Company's capital stock.

     3.5. NOTICE OF ADJUSTMENTS. In each case of an adjustment the Company, at its expense, shall cause the Chief Financial Officer (or other such similar officer) of the Company to compute such adjustments and prepare a certificate setting forth such adjustments and showing in detail the facts upon which such adjustment is based. The Company shall promptly mail a copy of each such certificate to Holder pursuant to Section 13 hereof.

4.   FRACTIONAL SHARES

          No fractional share of Common Stock will be issued in connection with any exercise hereof, but in lieu of a fractional share upon complete exercise hereof, Holder may purchase a whole share at the then effective Warrant Price.

5.   SHAREHOLDER RIGHTS

          Holder shall not, solely by virtue hereof, be entitled to any rights of a shareholder of the Company. Holder shall have all rights of a shareholder with respect to securities purchased upon exercise hereof at the time the exercise price for such securities is delivered pursuant to Section 1 hereof and this Warrant is surrendered.

6.   NO TRANSFER; EXCHANGE

     6.1. TRANSFER. This Warrant shall not be transferable by the Holder.

     6.2. SECURITIES LAWS. The Holder, by acceptance hereof, agrees that, absent an effective registration statement under the Act and qualification under the Securities Act of 1933, as amended, covering the disposition of Common Stock issued or issuable upon exercise hereof, Holder will not sell or transfer any or all of such Common Stock, without first providing the Company with an opinion of counsel reasonably acceptable to the Company and its counsel to the effect that such sale or transfer will be exempt from the registration requirements of the Act and the qualification requirements of the Securities Act of 1933, as amended, and Holder consents to the Company making a notation on its records in order to implement such restriction on transferability.

     6.3. EXCHANGE. This Warrant is exchangeable at the principal office of the Company for Warrants to purchase the same aggregate number of shares of Common Stock purchasable hereunder, each new Warrant to represent the right to purchase such number of shares as Holder shall designate at the time of such exchange.

7.   LOSS OR MUTILATION

          Upon receipt by the Company of evidence satisfactory to it of the ownership of, and the loss, theft, destruction or mutilation of, this Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant.

8.   GOVERNING LAWS

          The internal laws of the State of New York (irrespective of its choice of law principles) shall govern the validity of this Warrant, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

9.   BINDING UPON SUCCESSORS AND ASSIGNS

          Subject to, and unless otherwise provided in, this Warrant, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

10.  SEVERABILITY

          If any provision of this Warrant, or the application hereof, shall for any reason and to any extent, be invalid or unenforceable, the remainder of this Warrant and application of such provisions to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provisions of this Warrant with valid or enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

11.  AMENDMENT

          This Warrant may be amended upon the written consent of the Company and the Holder.

12.  NO WAIVER

          The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

13.  NOTICES

          Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Warrant, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States certified mail, postage prepaid, return receipt requested, addressed as follows:

          Company:         Address set forth in Section 1 hereof
                           Attn: Chief Executive Officer

          Holder:          Address as set forth in paragraph 1 hereof
                           Attn: Secretary

Such communications shall be effective when they are received by the addresses thereof; but if sent by certified mail in the manner set forth above, they shall be effective five (5) days after being deposited in the United States mail. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

14.  CONSTRUCTION OF AGREEMENT

          A reference in this Warrant to any Section shall include a reference to every Section the number of which begins with the number of the Section to which reference is specifically made. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Warrant which shall be considered as a whole.

15.  NO ENDORSEMENT

          Holder understands that no federal or state securities administrator has made any finding or determination relating to the fairness of investment in the Company or purchase of the Common Stock hereunder and that no federal or state securities administrator has recommended or endorsed the offering of securities by the Company hereunder.

16.  PRONOUNS

          All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

17.  FURTHER ASSISTANCE

          Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Warrant.

                                   AGENCY.COM, LTD.



                                   /s/ Chan W. Suh
                                   ---------------------------------------------
                                   By:      Chan W. Suh
                                            Chairman and Chief Executive Officer

                            FORM OF WARRANT EXERCISE
                   (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)


TO
   --------------------------

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _____ shares of Common Stock of Agency.Com Ltd., a New York corporation, and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _________, whose address is
____________________.



Dated:
                             ---------------------------------------------------
                             (Signature must conform to the name of holder as
                                  specified on the face of the Warrant)


                             ---------------------------------------------------
                                                (Address)


                                Tax Identification Number:
                                                          ----------------------

                              AGENCY.COM LTD.
                               665 Broadway
                         New York, New York 10012

                                                              August 12, 1999

Communicade Inc.
437 Madison Avenue
New York, New York 10022

Gentlemen:

Reference is made to the Warrant dated April 28, 1999 (the "Warrant") which allows you to purchase shares of AGENCY.COM LTD. Capitalized terms used herein without a definition shall have the meaning assigned to such terms in the Warrant.

Section 1.4.1 of the Warrant is hereby amended to read as follows:


     "1.4.1 If the Holder and Omnicom Group Inc. beneficially own in the aggregate less than 50% of the outstanding shares of Common Stock of the Company at the time of exercise, the Holder shall be entitled to exercise this Warrant only to the extent that the number of shares of Common Stock beneficially owned in the aggregate by the Holder and Omnicom Group Inc. after such exercise is less than 50% of such outstanding shares."

Please sign in the space provided below whereupon this will become a binding agreement between us.

                                        AGENCY.COM LTD.



                                        By:        /s/ Kenneth Trush
                                           --------------------------------


ACCEPTED AND AGREED:

COMMUNICADE INC.



By:     /s/ Jerry Neumann
   -------------------------